Exhibit 10.1

Exhibit 10.1

MDU Resources Group, Inc.
2009 NEO Annual Award Opportunity and Payment Chart

Name	Title	2009 Base Salary ($)	Threshold ($)	Target ($)	Maximum ($)	2009 Annual Incentive Earned ($)

Terry D. Hildestad	President and Chief Executive Officer MDU Resources Group, Inc.	750,000	187,500	750,000	1,500,000	1,500,000
Vernon A. Raile	Executive Vice President, Treasurer and Chief Financial Officer MDU Resources Group, Inc.	450,000	73,125	292,500	585,000	585,000
John G. Harp	President and Chief Executive Officer MDU Construction Services Group, Inc.	450,000	73,125	292,500	585,000	392,5001
William E. Schneider	President and Chief Executive Officer Knife River Corporation	447,400	72,703	290,810	581,620	581,620
Steven L. Bietz	President and Chief Executive Officer WBI Holdings, Inc.	350,000	56,875	227,500	455,000	450,4502

(1)	Includes payment of an additional $100,000 in connection with Mr. Harp’s additional 2009 incentive.

(2)	WBI Holdings, Inc. met four of five safety goals, resulting in a reduction of 1% or $4,550 to Mr. Bietz’s 2009 annual incentive earned.